O’SHAUGHNESSY ALL CAP CORE FUND	Summary Prospectus November 28, 2017 OFAIX (Class I)

Before you invest, you may want to review the O’Shaughnessy All Cap Core Fund’s (the “All Cap Core Fund” or the “Fund”) Statutory Prospectus and Statement of Additional Information (”SAI”), which contain more information about the All Cap Core Fund and its risks.  The current Statutory Prospectus and SAI dated November 28, 2017, are incorporated by reference into this Summary Prospectus.  You can find the All Cap Core Fund’s Statutory Prospectus, SAI and other information about the Fund online at www.osfunds.com.  You can also get this information at no cost by calling the All Cap Core Fund toll-free at 1-877-291-7827 or by sending an email request to info@osfunds.com.

Investment Objective
The Fund’s investment objective is to seek long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the All Cap Core Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	Class I
Redemption Fee (as a percentage of amount redeemed on shares held for 90 days or less)	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Other Expenses	0.76%
Total Annual Fund Operating Expenses	1.31%
Less: Fee Waiver and Expense Reimbursement(1)	-0.71%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.60%
(1)
O’Shaughnessy Asset Management, LLC (the “Adviser”) has agreed to temporarily pay for all operating expenses (excluding acquired fund fees and expenses (“AFFE”), interest, taxes and extraordinary expenses) incurred by the All Cap Core Fund through at least November 27, 2018, to the extent necessary to limit Total Annual Fund Operating Expenses for the Fund to 0.60% of the average daily net assets of Class I (the “expense limitation”).  The expense limitation may be discontinued at any time after November 27, 2018.  The Adviser may not recoup amounts subject to the expense limitation in future periods.

Example
This Example is intended to help you compare the cost of investing in the All Cap Core Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation only in the first year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$61	$345	$650	$1,517

Portfolio Turnover
The All Cap Core Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 60.54% of the average value of its portfolio.

Principal Investment Strategies of the Fund
Under normal market conditions, the All Cap Core Fund invests primarily in a diversified portfolio of common stocks and other equity securities of companies of all sizes.  The Adviser employs a proprietary quantitatively-driven approach to security selection based on research and analysis of historical data.  The Adviser screens securities for attractive growth and value characteristics using a factor-based model.  In selecting value securities, the Adviser evaluates factors that may include, but are not limited to: market capitalization, fair valuations, strong financial strength, strong earnings growth and consistently positive momentum. In selecting growth securities, the Adviser evaluates factors that may include, but are not limited to: market capitalization, trading volume, valuation metrics, earnings and price momentum over time. The Adviser may eliminate or substitute factors at its discretion.  Portfolio securities may be sold generally upon periodic rebalancings of the Fund’s portfolio.  For selling decisions, the Adviser considers the same factors it uses in evaluating a security for purchase and generally sells securities when it believes such securities no longer meet its investment criteria.  The Fund may from time to time emphasize investment in certain sectors of the market, such as the industrials sector.

The All Cap Core Fund invests primarily in common stocks and other equity securities, including preferred stocks, convertible securities, rights and warrants to purchase common stock and depositary receipts.  The Fund may invest up to 50% of its total assets in the securities of foreign issuers, including those in emerging markets, and may invest up to 10% of its total assets in real estate investment trusts (“REITs”) or foreign real estate companies.  The Fund may invest up to 10% of its total assets in other investment companies, including exchange-traded funds (“ETFs”).  The Fund may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes and to mitigate risks.  In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index.  The Adviser expects that the Fund’s investment strategy may result in a portfolio turnover rate in excess of 100% on an annual basis.

The All Cap Core Fund may also invest up to 100% of the Fund’s total assets in cash, cash equivalents, and high-quality, short-term debt securities, money market mutual funds and money market instruments for temporary defensive purposes. The Fund may also invest up to 50% of its total assets in ETFs that are aligned with the Fund’s principal investment strategies, for temporary defensive purposes.

Principal Risks of Investing in the Fund
Losing all or a portion of your investment is a risk of investing in the All Cap Core Fund.  The following principal risks could affect the value of your investment:

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General Market Risk.  Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

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Equity Risk.  The market value of securities owned by the All Cap Core Fund may decline.  Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply.  The values of convertible securities tend to decline as interest rates rise and, because of the conversion feature, tend to vary with fluctuations in the market value of the underlying equity security.

•	Management Risk. The All Cap Core Fund is an actively managed portfolio. The Adviser’s management practices and investment strategies might not work to meet the Fund’s investment objective.

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Sector Risk.  To the extent the All Cap Core Fund invests a significant portion of its assets in the securities of companies in the same sector of the market, the Fund is more susceptible to economic, political, regulatory and other occurrences influencing those sectors.

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Industrials Sector Risk. The stock prices of companies in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. Government regulation, world events and economic conditions may affect the performance of companies in the industrials sector. Companies in the industrials sector may be at risk for environmental damage and product liability claims.

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Foreign Securities and Emerging Markets Risk.  The risks of investing in the securities of foreign issuers, including emerging market issuers and depositary receipts, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.  These risks are greater in emerging markets.

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Depositary Receipt Risk.  The All Cap Core Fund’s equity investments may take the form of sponsored or unsponsored depositary receipts.  Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

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Large-Sized Companies Risk.  Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

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Small- and Medium-Sized Companies Risk.  Small- and medium-sized companies often have less predictable earnings, more limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or few key people.  The market movements of equity securities of small- and medium-sized companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general and small-sized companies in particular, are generally less liquid than the equity securities of larger companies.

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REITs and Foreign Real Estate Company Risk.  Investing in REITs and foreign real estate companies makes the All Cap Core Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general, as well as tax compliance risks, and may involve duplication of management fees and other expenses.  REITs and foreign real estate companies may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets.

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Investment Company Risk.  When the All Cap Core Fund invests in an ETF or mutual fund, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees.  The risk of owning an ETF or mutual fund generally reflects the risks of owning the underlying securities the ETF or mutual fund holds.  The Fund also will incur brokerage costs when it purchases ETFs.

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Derivative Transactions Risk.  Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to the transaction; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the instruments may not be liquid.

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Portfolio Turnover Risk.  A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability.  High portfolio turnover also necessarily results in greater transaction costs which may reduce All Cap Core Fund performance.

Performance
The following performance information provides some indication of the risks of investing in the All Cap Core Fund.  The bar chart shows the Fund’s Class I shares’ annual return from year to year.  The table shows how the Fund’s average annual returns for the 1-year, 5-year and since inception periods compare with those of broad measures of market performance.  The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future.  Updated performance information is available by calling 1-877-291-7827 or by visiting www.osfunds.com.

Calendar Year Total Return as of December 31 – Class I

The Fund’s year-to-date return as of September 30, 2017 was 12.44%.

During the period of time shown in the bar chart, the Fund’s highest quarterly return was 14.79% for the quarter ended March 31, 2013, and the lowest quarterly return was -16.36% for the quarter ended September 30, 2011.

Average Annual Total Returns
(for the period ended December 31, 2016)
Class I Shares	1 Year	5 Years	Since Inception (08/16/2010)
Return Before Taxes	15.64%	14.58%	14.12%
Return After Taxes on Distributions	12.93%	12.32%	12.31%
Return After Taxes on Distributions and Sale of Fund Shares	10.18%	11.45%	11.29%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)	12.74%	14.67%	14.60%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	11.96%	14.66%	14.54%

The after-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the All Cap Core Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Management
Investment Adviser: O’Shaughnessy Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers: James O’Shaughnessy, Chairman, CEO and Chief Investment Officer, and Christopher Meredith, Principal, Director of Research and Senior Portfolio Manager, have been primarily responsible for the day-to-day management of the Fund since its inception in August 2010.

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem All Cap Core Fund shares on any business day by written request via mail (O’Shaughnessy All Cap Core Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 1-877-291-7827, or through a financial intermediary.  You may also purchase or redeem Fund shares by wire transfer.  Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.

Class I shares require a minimum investment of $10,000, are generally available for purchase only by institutional investors, retirement accounts or high net worth individuals and have no minimum subsequent investment requirements, provided the other eligibility requirements for purchase are met.

Tax Information
The All Cap Core Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries.
If you purchase the All Cap Core Fund through a broker-dealer or other financial intermediary, the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.